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                                 EXHIBIT 10.31


                     TERM PROMISSORY NOTE WITH AGREEMENT
                                 (this "Note")

U.S. $1,119,309.01                                  February 29, 1996 ("Date")

ON OR BEFORE February 5, 2000 ("Stated Maturity") FOR VALUE RECEIVED, WASTE RECOVERY, INC. ("Borrower"), a Texas corporation, promises to pay to the order of TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("Bank") at its banking house at 2200 Ross Avenue, P.O. Box 660197, Dallas County, Dallas, TX 75266-0197, or at such other location as Bank may designate, in immediately available funds and in lawful money of the United States of America, the sum of ONE MILLION ONE HUNDRED NINETEEN THOUSAND THREE HUNDRED NINE AND ONE/100THS UNITED STATES DOLLARS (U.S. $1,119,309.01) or the aggregate unpaid amount of all advances hereunder ("Loan"), whichever is the lesser amount, together with interest on the said principal or so much thereof as may from time to time be advanced and outstanding hereunder computed from the date of each advance until the maturity of this Note (howsoever brought about) at a variable rate per annum equal to the Stated Rate (as defined hereinafter) as it exists from time to time; provided however, in no event shall interest hereon ever be charged, paid, collected or received at a rate in excess of the maximum nonusurious rate of interest from time to time permitted by applicable federal or Texas law, whichever shall permit the higher lawful interest rate (the "Highest Lawful Rate"). To the extent Texas law shall be controlling to determine the Highest Lawful Rate, Bank and any subsequent owner or holder hereof has elected the "indicated" ceiling as defined and described in the Texas Credit Code V.T.C.S. Article 5069-1.04 or as same may be hereafter amended, and, to the extent other law shall be controlling the Highest Lawful Rate shall be the maximum nonusurious rate of interest allowed by such applicable law. It is expressly agreed that Bank and any subsequent owner or holder hereof may from time to time, as to current and future balances elect and implement any other ceiling under such Article and/or revise the index, formula or provision of law used to compute the rate on this Note by notice to the Borrower, if and to the extent permitted by, and in the manner provided in such Code. If the Stated Rate at any time would exceed the Highest Lawful Rate but for the limitation contained herein, the actual rate of interest to accrue on the unpaid principal amount of this Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the Stated Rate due to reductions in the Prime Rate shall not reduce the interest rate payable upon the unpaid amount hereof below the Highest Lawful Rate until such time as the total amount of interest accrued on the unpaid principal amount of this Note equals the amount of interest which would have accrued if the Stated Rate had at all times been in effect.

The "Stated Rate" shall be the rate per annum determined by reference to the chart immediately following:

          S&P Rating of Goodyear             Stated Rate
          ----------------------             -----------
          AAA, AA+, or AA                    Prime Rate  minus 1.00%
          AA-, A+, or A                      Prime Rate minus 0.50%
          A-, BBB+, BBB, or BBB-             Prime Rate
          BB+ or lower                       Prime Rate plus 1.00%

"Prime Rate" shall mean that rate as determined from time to time by Bank as being its prime rate, and thereafter entered in the minutes of the Bank's Loan and Discount Committee. Without notice to the Borrower or any other person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate, with each such change to be effective as of the date of each change in such prime rate. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED TO ANY

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CUSTOMER.  BANK MAY MAKE COMMERCIAL LOANS OR OTHER LOANS AT RATES OF INTEREST
AT, ABOVE OR BELOW THE PRIME RATE.

The "S&P Rating of Goodyear" shall refer to the rating of the long term debt of Goodyear Tire & Rubber Company ("Goodyear") as published from time to time by Standard & Poor's, Inc. ("S&P"). Adjustments to the Stated Rate on the basis of changes in the S&P Rating of Goodyear shall become effective, without notice to Borrower, on the date that such change has been officially published by S&P as reasonably determined by Bank. Borrower understands and agrees that Bank's loan payment advices (which are subject in all respects to the agreements defining Borrower's obligations in this Note) may, from time to time, include delayed advice of changes in interest payable hereunder reflecting the lag time inherent in obtaining knowledge of Goodyear rating changes and reflecting such changes in Bank's records concerning this Note.

Time is of the essence. Principal payments each in the amount of $10,000.00 shall be due and payable monthly, together with accrued and unpaid interest, beginning March 29, 1996 and continuing on the 29th day of each month thereafter, and at the Stated Maturity when all outstanding principal and accrued and unpaid interest and all other amounts owing hereunder shall be finally due and payable. Interest will be calculated on the basis of a 360 day year for the actual number of days elapsed unless such calculation would result in a usurious interest rate, in which case such interest shall be calculated on the basis of a 365 or 366 day year, as the case may be.

All past due principal and, to the extent permitted by applicable law, interest on this Note shall bear interest at the Highest Lawful Rate, or if applicable law shall not provide for a maximum nonusurious rate of interest, at a rate per annum equal to the Prime Rate plus five percent (5%) per annum. In addition to all principal and accrued interest on this Note, the Borrower agrees to pay: (a) all reasonable costs and expenses incurred by Bank and all owners and holders of this Note in collecting this Note through probate, reorganization, bankruptcy or any other proceedings; and (b) reasonable attorneys' fees if and when this Note is placed in the hands of an attorney for collection after default.

It is the intention of the Borrower and the Bank to conform strictly to the usury laws in force in the state of Texas and in the United States of America, as applicable. It is therefore agreed that: (i) in the event that the maturity hereof is accelerated by reason of an election by the Bank or if the same is prepaid prior to the maturity, all unearned interest shall be canceled automatically or, if theretofore paid, shall either be refunded to the Borrower or credited on the unpaid principal amount of this Note, whichever remedy is chosen by the Bank; (ii) the aggregate of all interest and other charges constituting interest under applicable law and contracted for, chargeable or receivable under this Note or otherwise in connection with this loan transaction shall never produce a rate in excess of the maximum nonusurious rate of interest that the Bank may charge the Borrower under applicable law; and (iii) if any excess interest is contracted for, charged or received, it shall be deemed a mistake and any excessive interest received shall be either refunded to the Borrower or credited on the unpaid principal amount hereof, and this Note and any document which evidences a charging of or contracting for excessive interest shall be automatically deemed reformed so as to permit only the collection of the maximum nonusurious rate and amount of interest; provided, however, that all sums paid or agreed to be paid for the use, forbearance or detention of the loan evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of this Note.

The unpaid principal balance of this Note at any time shall be the total amounts loaned or advanced by the owner or holder hereof, less the amount of all payments or prepayments of principal made hereon by or for the Borrower. Absent manifest error the records of Bank or any subsequent owner or holder hereof shall be conclusive as to amounts owed, both principal and interest, hereunder. All payments and prepayments hereon may, at Bank's or any subsequent owner's or holder's sole option, be applied to accrued interest, to

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principal, or to both.

The term "Loan Documents" shall refer to each and all of this Note and all such other agreements, documents, instruments, applications, statements, and other writings required by Bank and executed and delivered to Bank by Borrower in connection with or in any way related to the Loan or this Note.

The purpose of the Loan is to refinance Borrower's indebtedness with another financial institution.

A.   CONDITIONS PRECEDENT:
     THE OBLIGATION OF THE BANK TO MAKE THE LOAN IS SUBJECT TO SATISFACTION OF THE FOLLOWING CONDITIONS PRECEDENT:

     (1) the Bank shall have received from Borrower complete and properly executed documents as Bank shall have requested;
     (2)  no Event of Default shall have occurred and be continuing;
     (3) the making of the Loan shall not be prohibited by, or subject the Bank to any penalty or onerous condition under, any legal requirement to which the Bank is subject; and
     (4) The Bank shall have received a note repurchase agreement ("Note Repurchase Agreement") executed in connection herewith by Goodyear, substantially in the form of Exhibit A hereto.

B.   REPRESENTATIONS AND WARRANTIES:
     TO INDUCE BANK TO MAKE THE LOAN BORROWER MAKES THE FOLLOWING
     REPRESENTATIONS AND WARRANTIES:

     (1) all financial statements delivered to the Bank are complete and correct and fairly present, in accordance with generally accepted accounting principles, consistently applied ("GAAP"), the financial condition and the results of operations of Borrower as at the dates and for the periods indicated;
     (2) no material adverse change has occurred in the assets, liabilities, financial condition, business or affairs of Borrower since the dates of such financial statements;
     (3) Borrower is not subject to any instrument or agreement materially and adversely affecting its financial condition, business or affairs;
     (4) the Loan evidenced by this Note is for business, commercial, investment or other similar purpose and not primarily for personal, family, household or agricultural use, as such terms are used in Chapter One of the Texas Credit Code;
     (5) no amounts loaned or advanced hereunder shall be used for the purchase or carrying of any "margin stock" as that term is defined in Regulation "U" of the Board of Governors of the Federal Reserve System;
     (6) each representation and warranty as set forth in each of the Security Agreements is true and correct;
     (7) the Loan Documents are legal, valid and binding obligations of the parties enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally, the execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary action; are within the power and authority of the Borrower; do not and will not contravene or violate any legal requirement affecting Borrower, or the bylaws, articles of incorporation, certificate of incorporation, or articles of association of the Borrower or any other agreement or instrument establishing Borrower; and do not and will not result in the breach of, or constitute a default under, any agreement or instrument by which the Borrower or any of its respective property may be bound or affected;

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     (8)  Borrower has not generated, handled, used, stored or disposed of any hazardous or toxic waste or substance, on or off its premises (whether or not owned by it), other than in accordance with applicable legal requirements. Borrower does not have any material contingent liability with respect to non-compliance with environmental or hazardous waste laws and has not received any notice that it or any of its property or operations is not in compliance with, or that any governmental authority is investigating its compliance with, any environmental or hazardous waste laws; and
     (9) Borrower has complied with and agrees to comply with all terms, conditions and agreements of Borrower contained in this Note.

C.   AFFIRMATIVE COVENANTS:
     UNTIL THE LATER OF THE STATED MATURITY AND THE DATE ON WHICH ALL AMOUNTS OWING UNDER THIS NOTE ARE PAID IN FULL, BORROWER AGREES TO:

     (1) provide the following financial reports (balance sheet, income statement and cash flow statement), prepared in accordance with GAAP, on a consolidated basis, at the times and for the periods indicated, and such other information relating to the financial condition and affairs of the Borrower as from time to time may be requested by Bank in its discretion:
          (a) Audited fiscal year end financial statements within 120 days of each fiscal year end of Borrower; and
          (b) Quarterly and year to date financial statements within 45 days of each fiscal quarter end.
     (2)  notify the Bank immediately upon acquiring knowledge of:
          (a) the institution or threatened institution of any lawsuit or administrative proceeding which, if adversely determined, might adversely affect Borrower;
          (b) the occurrence of any material adverse change in the assets, liabilities, financial condition, business or affairs of Borrower;
          (c)  the occurrence of any Event of Default;
          (d) any reportable event or any prohibited transaction in connection with any employee benefit plan;
     (3) permit the Bank and its affiliates to inspect and photograph its property, to examine its files, books and records and make and take away copies thereof, and to discuss its affairs with its officers and accountants, all at such times and intervals and to such extent as the Bank may reasonably desire;
     (4) notify the Bank at least 60 days prior to the date that it changes its name or the location of its chief executive office or principal place of business or the place where it keeps its books and records.

D.   NEGATIVE COVENANTS:
     UNTIL THE LATER OF THE STATED MATURITY AND THE DATE ON WHICH ALL AMOUNTS OWING UNDER THIS NOTE ARE PAID IN FULL, BORROWER AGREES THAT BORROWER WILL
     NOT:

     (1) create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any indebtedness, contingent or otherwise, EXCEPT: (a) indebtedness to the Bank, or secured by liens permitted by this Note, or otherwise approved in writing by the Bank, and all renewals and extensions (but not increases) thereof; and (b) current accounts payable and unsecured current liabilities, not the result of borrowing, to vendors, suppliers and persons providing services, for expenditures for goods and services normally required by it in the ordinary course of business and on ordinary trade terms;
     (2) create or suffer to exist any lien upon any of its property now owned or hereafter acquired,

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          or acquire any property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of its accounts or other property,
          EXCEPT: (a) liens, not for borrowed money, arising in the ordinary course of business; (b) liens for taxes not delinquent or being contested in good faith, by appropriate proceedings; (c) liens in effect on the date hereof and disclosed to the Bank in writing, PROVIDED that neither the indebtedness secured thereby nor the property covered thereby shall increase; and (d) liens in favor of the Bank;
     (3) in any single transaction or series of transactions, directly or indirectly: (a) liquidate or dissolve; (b) be a party to any merger or consolidation; or (c) sell, convey or lease all or any substantial part of its assets, EXCEPT for sale of inventory in the ordinary course of business;
     (4) at any time: (a) redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock or other equity interest;
          (b) declare or pay any dividend; or (c) make any other distribution of any property or cash to owners of an equity interest in their capacity as such;
     (5) change the nature of its business or enter into any business which is substantially different from the business in which it is presently engaged, or permit any material change in its management;
     (6) enter into any transaction or agreement with any officer, director of or holder of any outstanding capital stock of Borrower (or any member of the family of any such person, or any person controlling, controlled by or under common control with Borrower) unless the same is upon terms substantially similar to those obtainable from wholly unrelated sources; and
     (7)  form, create or acquire any subsidiary.

E.   EVENTS OF DEFAULT AND REMEDIES:
     IF ANY OF THE FOLLOWING EVENTS ("EVENTS OF DEFAULT") SHALL OCCUR, THEN THE BANK MAY DO ANY OR ALL OF THE FOLLOWING:

     (1) declare this Note to be, and thereupon this Note shall forthwith become, immediately due and payable, together with all accrued and unpaid interest thereon and all other obligations and indebtedness of the Borrower under the Loan Documents, without notice of acceleration or of intention to accelerate, presentment and demand or protest, all of which are hereby expressly waived;
     (2) set off, in any order, against the indebtedness of the Borrower under the Loan Documents any debt owing by the Bank to any Borrower, including, but not limited to, any deposit account, which right is hereby granted by Borrower to the Bank; and
     (3) exercise any and all other rights pursuant to the Loan Documents, at law, in equity or otherwise:

          EVENTS OF DEFAULT:

          (a) Borrower shall fail to pay any principal of or interest on this Note or any other obligation under any Loan Document as and when due; or
          (b) Borrower shall fail to pay at maturity, or within any applicable period of grace, any principal of or interest on any other borrowed money obligation or shall fail to observe or perform any term, covenant or agreement contained in any agreement or obligation by which it is bound (including without limitation this Note); or
          (c) any representation or warranty made in connection with any of the Loan Documents shall prove to have been incorrect, false or misleading; or
          (d) default shall occur in the punctual and complete performance of any covenant of

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               Borrower contained in any Loan Document; or
          (e)  the occurrence of an event of default under any Loan Document; or
          (f) final judgment for the payment of money shall be rendered against Borrower or any subsidiary of Borrower and the same shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or
          (g) the sale, encumbrance or abandonment (except as otherwise expressly permitted by this Note) of any of the collateral or the making of any levy, seizure or attachment thereof or thereon; or the loss, theft, substantial damage, or destruction of any material portion of such property; or
          (h) any order shall be entered in any proceeding against Borrower or any subsidiary of Borrower decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for 30 days; or
          (i) Borrower or any subsidiary of Borrower shall make a general assignment for the benefit of creditors or shall petition or apply to any tribunal for the appointment of a trustee, custodian, receiver or liquidator of all or any substantial part of its business, estate or assets or shall commence any proceeding under any bankruptcy, insolvency, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; or any such petition or application shall be filed or any such proceeding shall be commenced against Borrower or any subsidiary of Borrower and Borrower or such subsidiary by any act or omission shall indicate approval thereof, consent thereto or acquiescence therein, or an order shall be entered appointing a trustee, custodian, receiver or liquidator of all or any substantial part of the assets of Borrower or any subsidiary of Borrower or granting relief to Borrower or any subsidiary of Borrower or approving the petition in any such proceeding, and such order shall remain in effect for more than 30 days; or Borrower or any subsidiary of Borrower shall fail generally to pay its debts as they become due or suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its property which is not released, stayed, bonded or vacated within 30 days after its issue or levy; or
          (j) Borrower or any subsidiary of Borrower shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or
          (k) a material adverse change shall occur in the assets, liabilities, financial condition, business or affairs of Borrower or any subsidiary of Borrower; or
          (l) Goodyear shall fail to perform its obligations under the Note Purchase Agreement; or
          (m)  Borrower shall dissolve.

F.   OTHER AGREEMENTS:

No remedy, right or power of the Bank is intended to be exclusive of any other remedy, right or power now or hereafter existing by contract, at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative. Nothing herein shall imply any obligation of Borrower to maintain any deposit with the Bank.

No waiver of any default shall be deemed to be a waiver of any other default. No failure to exercise or delay in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall

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any single or partial exercise of any such right or power preclude any further or other exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any Loan Document shall be effective unless the same is in writing and signed by the person against whom such amendment, modification or waiver is sought to be enforced. No notice to or demand on any person shall entitle any person to any other or further notice or demand in similar or other circumstances.

Borrower and each and all co-makers, endorsers, guarantors and sureties severally waive, grace, notice, demand, presentment for payment, notice of intent to accelerate, notice of acceleration, protest, notice of protest, and the filing of suit hereon for the purpose of fixing liability and consent that the time of payment or its liability on or with respect to this Note shall not be affected by any release or change in any security interest in such security at any time existing or by any failure to perfect or maintain perfection of any security interest in such security.

BORROWER AGREES TO INDEMNIFY, DEFEND AND HOLD THE BANK HARMLESS FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY AND EXPENSE (INCLUDING INTEREST, PENALTIES, ATTORNEYS' FEES AND AMOUNTS PAID IN SETTLEMENT) TO WHICH THE BANK MAY BECOME SUBJECT ARISING OUT OF OR BASED UPON THE LOAN DOCUMENTS OR ANY LOAN, INCLUDING THAT RESULTING FROM THE BANK'S OWN NEGLIGENCE, EXCEPT AND TO THE EXTENT CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE BANK.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THIS NOTE SHALL BE PERFORMABLE FOR ALL PURPOSES IN THE COUNTY OF THE BANK'S PRINCIPAL OFFICE IN TEXAS, AND THE BORROWER AND THE BANK AGREE THAT THE COUNTY IN WHICH BANK'S PRINCIPAL OFFICE IS LOCATED IN TEXAS IS PROPER VENUE FOR ANY ACTION OR PROCEEDING BROUGHT BY THE BORROWER OR THE BANK, WHETHER IN CONTRACT, TORT, OR OTHERWISE. ANY ACTION OR PROCEEDING AGAINST THE BORROWER MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT IN SUCH COUNTY. THE BORROWER HEREBY IRREVOCABLY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS, AND (B) WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. THE BORROWER AGREES THAT SERVICE OF PROCESS UPON IT MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS SPECIFIED BELOW. NOTHING HEREIN OR IN ANY OF THE OTHER LOAN DOCUMENTS SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR WITH RESPECT TO ANY OF ITS PROPERTY IN COURTS IN OTHER JURISDICTIONS OR VENUES.

THIS NOTE AND THE OTHER WRITTEN LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(a) OF THE TEXAS BUSINESS AND COMMERCE CODE AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed this 27 day of February, 1996 but effective as of the Date.

                        BORROWER: WASTE RECOVERY, INC.

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                           By:  /s/ THOMAS L. EARNSHAW
                               ------------------------------------------------
                           Name:     Thomas L. Earnshaw
                                   --------------------------------------------

                           Title:    President and CEO
                                  ---------------------------------------------

                           Address:  309 S. Pearl Expressway, Dallas, TX  75201
                                    -------------------------------------------


Acknowledged for purposes of notice pursuant to the above cited statute by:

                           BANK:     TEXAS COMMERCE BANK NATIONAL ASSOCIATION

                           By:  /s/ ROB HOLMES
                               ------------------------------------------------
                           Name:     Rob Holmes
                                   --------------------------------------------
                           Title:    Vice President
                                  ---------------------------------------------

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